Exhibit 32.1

Certification of the Chief Executive Officer pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report on Form 10-K of Tropic International Inc. for the year ended August 31, 2015 as filed with the Securities and Exchange Commission (the “Report”), I hereby certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date:	November 30, 2015

By:	/s/ John Marmora
John Marmora
President, Chief Executive Officer, Secretary, Treasurer, Director